Exhibit 10.3

THIRD AMENDMENT TO
SECOND LIEN TERM LOAN CREDIT AGREEMENT
AND LIMITED WAIVER

THIS THIRD AMENDMENT TO SECOND LIEN TERM LOAN CREDIT AGREEMENT AND LIMITED WAIVER (this “Amendment”), effective as of the 2nd day of May, 2012 (the “Third Amendment Effective Date”), is entered into by and among MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the guarantors party hereto (the “Guarantors”), the lenders party hereto (the “Lenders”) and CAPITAL ONE, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Second Lien Term Loan Credit Agreement dated September 28, 2011 (as amended by the First Amendment to Second Lien Term Loan Credit Agreement effective as of December 6, 2011, the Second Amendment to Second Lien Term Loan Credit Agreement effective as of February 14, 2012, and as further amended or restated from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement and make the other agreements more particularly described below; and

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that the Borrower anticipates the occurrence of an Event of Default under the Credit Agreement to arise as a result of the failure of the Borrower to comply with Section 9.01(a) of the Credit Agreement as of and for the fiscal quarter ended March 31, 2012; and

WHEREAS, the Borrower has requested that the Lenders waive such Event of Default;

WHEREAS, said parties are willing to so amend the Credit Agreement and waive such Event of Default subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Lenders and the Administrative Agent agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.                                      Amendments to Section 1.02.

(a)                                 Section 1.02 of the Credit Agreement is hereby amended to restate the definition of “First Lien Credit Facility” in its entirety as follows:

“First Lien Credit Facility” means senior secured first lien revolving facility in the aggregate amount of $750,000,000 under the First Lien Credit Agreement.”

(b)                                 Section 1.02 of the Credit Agreement is hereby amended to add the following new definitions in proper alphabetical order:

“Baytex Acquisition” means the acquisition of the Baytex Properties pursuant to the terms and conditions of the Baytex Acquisition Agreement.

“Baytex Acquisition Agreement” means that certain Purchase and Sale Agreement dated as of April 17, 2012, by and between Baytex Energy USA Ltd., and Bakken Hunter, LLC, as purchaser, as amended from time to time with the prior written consent of the Administrative Agent not to be unreasonably withheld.

“Baytex Properties” means those certain oil and gas properties located in North Dakota that are the subject of the Baytex Acquisition.

“Third Amendment Effective Date” means                , 2012.

3.                                      Amendment to Section 9.01.  Section 9.01 of the Credit Agreement is hereby amended to restate paragraph (a) thereof in its entirety as follows:

“(a)                           Current Ratio.  Commencing with the fiscal quarter ending March 31, 2011, the Borrower will not permit, as of the last day of any fiscal quarter, its ratio of (i) consolidated current assets of the Borrower and the Restricted Subsidiaries (including the unused amount of the total Commitments, but excluding non-cash assets under FAS 133) to (ii) consolidated current liabilities of the Borrower and the Restricted Subsidiaries (excluding non-cash obligations under FAS 133) (such ratio, the “Current Ratio”) to be less than 1.0 to 1.0; provided, further, that, in the event the Borrower does not consummate the Baytex Acquisition, then, with respect to the fiscal quarter ending June 30, 2012 only, the Borrower shall be permitted to effect an Interim Redetermination by July 31, 2012, utilizing a Reserve Report dated on or about June 30, 2012, and such redetermined Borrowing Base shall be used to calculate the Current Ratio as of and for the fiscal quarter ending June 30, 2012.”

4.                                      Amendment to Section 9.04.  Section 9.04 of the Credit Agreement is hereby amended to restate clause (d) thereof in its entirety as follows, redesignate clauses (e) and (f) as clauses (f) and (g), respectively, and insert the following new clause (e):

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“(d)                           without limiting the dividends permitted by Section 9.04(b) above, the Borrower may (i) pay cash in lieu of issuing fractional shares of Series C preferred stock in connection with an exchange of outstanding Series C preferred stock for newly issued Series D preferred stock, (ii) redeem its Series C preferred stock with the proceeds of an issuance by the Borrower of common equity or Series D preferred stock so long as such redemption takes place immediately upon receipt of such proceeds, (iii) redeem its Series D preferred stock with the proceeds of an issuance by the Borrower of its common equity so long as such redemption takes place immediately upon receipt of such proceeds and (iv) pay cash in lieu of issuing fractional shares of Series C or Series D preferred stock in connection with an exchange of outstanding Series C or Series D preferred stock for newly issued common equity;

(e)                                  without limiting the redemptions of its Series C preferred stock permitted by Section 9.04(d)(ii) above, the Borrower may redeem its Series C preferred stock with the proceeds of issuances by the Borrower of its Series D preferred stock occurring during the six month period prior to the date of any such redemption so long as (i) no Event of Default exists at the time of, or is caused by, such redemption and (ii) after giving effect to such redemption, availability under the Borrowing Base is equal to or greater than ten percent (10%) of the Borrowing Base then in effect, except to the extent such proceeds were previously utilized as Investments pursuant to Section 9.05(q);”.

5.                                      Amendment to Section 9.05.  Section 9.05 of the Credit Agreement is hereby amended to restate clauses (p) and (q) thereof in their entirety as follows:

“(p)                           Investments by the Borrower or any Restricted Subsidiaries in Unrestricted Subsidiaries (other than Eureka Hunter Holdings, LLC or its Subsidiaries), not to exceed $2,000,000 in the aggregate at any time outstanding;

(q)                                 Investments in Eureka Hunter Holdings, LLC (or another direct or indirect Subsidiary of Eureka Hunter Holdings, LLC), whether such Subsidiaries are Restricted Subsidiaries or Unrestricted Subsidiaries, in an aggregate amount at any one time outstanding not to exceed, in the aggregate in any calendar year, (i) the Investments in such Persons existing on the Effective Date as set forth on Schedule 9.05 and (ii) $2,000,000; provided that to the extent the Borrower reasonably determines that funds in excess of such amount are necessary for the construction, operation, maintenance or expansion of the Eureka Hunter Pipeline or any related natural gas processing plants (including the financing of the foregoing), the Borrower may distribute such excess funds to

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Eureka Hunter Holdings, LLC or such other Subsidiary for the purpose of paying any such construction, operation, maintenance or expansion expenses of the Eureka Hunter Pipeline or such natural gas processing plants (including the costs, expenses, fees or other amounts relating to the financing of the foregoing), so long as (A) such funds are net cash proceeds from the offering of common or preferred equity securities by the Borrower on or after January 1, 2011, except to the extent such funds were previously utilized to make redemptions of Series C preferred stock pursuant to Section 9.04(e), or such payment is made in the form of the issuance of stock and (B) after giving effect to such distribution, availability under the Borrowing Base is equal or greater than 5% of the Borrowing Base then in effect;”.

6.                                      Amendment to Mortgages.  Notwithstanding any provision in the Mortgages or any other Loan Document to the contrary, the parties hereto agree that in no event is any Building (as defined in the applicable Flood Insurance Regulations) or any Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulations) included in the definition of “Mortgaged Property” or “Collateral”, in each case as defined in the Mortgages, and no Building or Manufactured (Mobile) Home is encumbered by the Mortgages or any other Loan Document.  As used herein, “Flood Insurance Regulations” shall mean (a) the National Flood Insurance Act of 1968, (b) the Flood Disaster Protection Act of 1973, (c) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), and (d) the Flood Insurance Reform Act of 2004, in each case as now or hereinafter in effect or any successor statute thereto and including any regulations promulgated thereunder.  Further, the parties hereto agree that each Mortgage is hereby amended to delete the word “buildings” from Section 1.01(d) thereof.

7.                                      Waiver.  Subject to the terms and provisions herein, the Lenders signatory hereto hereby permanently waive the Event of Default arising under the Credit Agreement as a result of the failure of the Borrower to comply with Section 9.01(a) of the Credit Agreement as of and for the fiscal quarter ended March 31, 2012.  The waiver set forth in this Section 8 (the “Default Waiver”) is limited to the extent specifically set forth above and not other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be effected hereby.  The Default Waiver is granted only with respect to the anticipated failure of the Borrower to comply with Section 9.01(a) as of and for the fiscal quarter ended March 31, 2012, and shall not apply to any violation of Section 9.01(a) with respect to any fiscal quarter other than the fiscal quarter ended March 31, 2012, or any actual or prospective default or violation of any other provision of the Credit Agreement or any other Loan Document.  The Default Waiver shall not in any manner create a course of dealing or otherwise impair the future ability of the Administrative Agent or the Lenders to declare a Default or Event of Default under or otherwise enforce the terms of the Credit Agreement or any other Loan Document with respect to any matter other than those specifically and expressly waived in the Default Waiver.

8.                                      Ratification.  Each of the Borrower and the Guarantors hereby ratifies all of its respective obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended

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and modified by this Amendment.  Except as provided herein, nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

9.                                      Representations and Warranties.  The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date), (d) no Default or Event of Default exists under the Credit Agreement or under any Loan Document as of the Third Amendment Effective Date and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower and Guarantors.

10.                               Conditions to Effectiveness.  This Amendment shall be effective on the Third Amendment Effective Date upon satisfaction of the following conditions:

(a)                                 the Borrower, the Guarantors and the Required Lenders shall have executed and delivered to the Administrative Agent counterparts of this Amendment;

(b)                                 the Borrower shall have delivered to the Administrative Agent (i) the Reserve Report supporting the redetermination of the Borrowing Base effected hereby, (ii) the related certificate required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) of the Credit Agreement, (iii) any Engineering Reports as shall have been reasonably requested by the Required Lenders in connection with the Reserve Report described in clause (i) above and (iv) title information required to be delivered by the Borrower pursuant to Section 8.13(a) of the Credit Agreement; and

(c)                                  the Borrower shall have paid to the Administrative Agent and the Lenders all fees and expenses that are due in connection with this Amendment.

11.                               Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

12.                               Governing Law.  This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for

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all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

13.                               Final Agreement of the Parties.  Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as amended by this Amendment.  Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Third Amendment Effective Date.

BORROWER:

MAGNUM HUNTER RESOURCES CORPORATION,
a Delaware corporation

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

GUARANTORS:

PRC WILLISTON, LLC,
a Delaware limited liability company

By:	Magnum Hunter Resources Corporation,
its sole member

	By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

MAGNUM HUNTER RESOURCES LP,
a Delaware limited partnership

By:	Magnum Hunter Resources GP, LLC,
its general partner

	By:	Magnum Hunter Resources Corporation,
its sole member

		By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

Signature Page to Third Amendment to Credit Agreement

MAGNUM HUNTER RESOURCES GP, LLC,
a Delaware limited liability company

By:		Magnum Hunter Resources Corporation,
its sole member

	By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

TRIAD HUNTER, LLC,
a Delaware limited liability company

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

EAGLE FORD HUNTER, INC.,
a Colorado corporation

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Secretary

MAGNUM HUNTER PRODUCTION INC.,
a Kentucky corporation

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

NGAS HUNTER, LLC

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President and Treasurer

Signature Page to Third Amendment to Credit Agreement

MHR CALLCO CORPORATION,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

MHR EXCHANGECO CORPORATION,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

WILLISTON HUNTER CANADA, INC.,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Chief Financial Officer

WILLISTON HUNTER INC.,
a Delaware corporation

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Chief Financial Officer

Signature Page to Third Amendment to Credit Agreement

WILLISTON HUNTER ND, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President and Treasurer

BAKKEN HUNTER, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President

Signature Page to Third Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Nancy M. Mak
Name:	Nancy M. Mak
Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

LENDER:

BMO HARRIS FINANCING, INC.

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Director

Signature Page to Third Amendment to Credit Agreement

LENDER:

CITIBANK, N.A.

By:	/s/ Don Dimitrievich
Name:	Don Dimitrievich
Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

LENDER:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Shaheen Malik
Name:	Shaheen Malik
Title:	Vice President

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Associate

Signature Page to Third Amendment to Credit Agreement

LENDER:

SUNTRUST BANK

By:	/s/ Scott Mackey
Name:	Scott Mackey
Title:	Director

Signature Page to Third Amendment to Credit Agreement

LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Courtney E. Meehan
Name:	Courtney E. Meehan
Title:	Vice President

By:	/s/ Micahel Getz
Name:	Michael Getz
Title:	Vice President

Signature Page to Third Amendment to Credit Agreement